                                                                    Exhibit 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We  hereby  consent  to the  incorporation  by  reference  in this  Registration
Statement  on Form S-8 of our report dated  February  18, 2006,  relating to the consolidated  financial  statements  included  in the  Annual  Report  of Empire
Resorts,  Inc.  and  subsidiaries  on Form 10-K for the year ended  December 31,
2005.

                                                              /s/ Friedman LLP

                                                              Friedman LLP

New York, New York
March 31, 2006